                          SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class A Shares of

                           Active Allocation Fund,
                   a series of Oppenheimer Portfolio Series

This  SERVICE  PLAN AND  AGREEMENT  (the "Plan") is dated as of the 8th day of
December,  2004, by and between Active Allocation Fund (the "Fund"),  a series of Oppenheimer Portfolio Series, and OppenheimerFunds  Distributor,  Inc. (the
"Distributor").

1.    The Plan.  This Plan is the Fund's written  service plan for its Class A
      ---------
Shares  described  in the Fund's  registration  statement  as of the date this
Plan  takes  effect,  contemplated  by and to  comply  with  Rule  2830 of the
Conduct  Rules  of the  National  Association  of  Securities  Dealers,  Inc.,
pursuant to which the Fund will  reimburse  the  Distributor  for a portion of its costs incurred in connection with the personal  service and maintenance of shareholder  accounts  ("Accounts") that hold Class A Shares (the "Shares") of the Fund.  The Fund may be deemed to be acting as  distributor  of  securities of which  it is the  issuer,  pursuant  to Rule  12b-1  under  the  Investment
Company  Act of 1940 (the "1940  Act"),  according  to the terms of this Plan.
The  Distributor  is  authorized  under  the  Plan  to  pay  "Recipients,"  as hereinafter  defined,  for  rendering  services  and  for the  maintenance  of
Accounts.  Such  Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall  mean  any  broker,   dealer,   bank  or  other
institution  which: (i) has rendered  services in connection with the personal service and  maintenance of Accounts;  (ii) shall furnish the  Distributor (on behalf of the Fund) with such information as the Distributor  shall reasonably request to answer such  questions as may arise  concerning  such service;  and
(iii) has been  selected  by the  Distributor  to receive  payments  under the
Plan.  Notwithstanding  the  foregoing,  a  majority  of the  Fund's  Board of
Trustees  (the  "Board") who are not  "interested  persons" (as defined in the
1940  Act)  and who have no  direct  or  indirect  financial  interest  in the operation  of this  Plan or in any  agreements  relating  to  this  Plan  (the
"Independent   Trustees")  may  remove  any  broker,  dealer,  bank  or  other institution as a Recipient,  whereupon  such entity's  rights as a third-party beneficiary hereof shall terminate.

      (b)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such brokerage or other customers,  or investment advisory or other clients of such
Recipient  and/or  accounts  as to which  such  Recipient  is a  fiduciary  or custodian or  co-fiduciary or co-custodian  (collectively,  the  "Customers"), but in no event  shall  any  such  Shares  be  deemed  owned by more  than one
Recipient  for  purposes of this Plan.  In the event that two  entities  would otherwise qualify as Recipients as to the same Shares,  the Recipient which is the dealer of record on the Fund's  books shall be deemed the  Recipient as to such Shares for purposes of this Plan.

3.    Payments.
      ---------

      (a)   Under the Plan,  the Fund will make  payments to the  Distributor, within  forty-five  (45)  days  of the end of each  calendar  quarter,  in the amount of the lesser of: (i) 0.25% on an annual  basis of the  average  during the calendar quarter of the aggregate net asset value of the Shares,  computed as of the  close  of each  business  day,  or (ii)  the  Distributor's  actual expenses  under the Plan for that  quarter of the type  approved by the Board.
Notwithstanding  the  foregoing,  the  Fund  will  not  make  payments  to the
Distributor in excess of the amount the  Distributor  pays to Recipients.  The
Distributor  will use  such fee  received  from  the Fund in its  entirety  to reimburse  itself for payments to  Recipients  and for its other  expenditures and costs of the type approved by the Board  incurred in  connection  with the personal  service and maintenance of Accounts  including,  but not limited to, the services  described in the following  paragraph.  The Distributor may make
Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the
Distributor if such affiliated person qualifies as a Recipient.

            The services to be rendered by the  Distributor  and Recipients in connection  with the  personal  service and the  maintenance  of Accounts  may include,  but  shall not be  limited  to,  the  following:  answering  routine inquiries from the Recipient's  customers  concerning the Fund, providing such customers  with  information on their  investment in Shares,  assisting in the establishment  and maintenance of accounts or sub-accounts in the Fund, making the Fund's  investment  plans and  dividend  payment  options  available,  and providing  such  other  information  and  customer  liaison  services  and the maintenance  of  Accounts  as the  Distributor  or  the  Fund  may  reasonably
request.   It  may  be  presumed  that  a  Recipient  has  provided   services
qualifying  for  compensation  under the Plan if it has Qualified  Holdings of
Shares to  entitle it to  payments  under the Plan.  In the event that  either
the   Distributor   or  the  Board   should  have  reason  to  believe   that,
notwithstanding  the  level of  Qualified  Holdings,  a  Recipient  may not be rendering  appropriate services,  then the Distributor,  at the request of the
Board,  shall  require  the  Recipient  to  provide a written  report or other information  to verify that said Recipient is providing  appropriate  services in this  regard.  If the  Distributor  still  is not  satisfied,  it may  take appropriate steps to terminate the Recipient's  status as such under the Plan, whereupon such entity's  rights as a third-party  beneficiary  hereunder shall terminate.

            Payments  received by the Distributor from the Fund under the Plan will  not be used to pay any  interest  expense,  carrying  charges  or  other financial  costs,  or  allocation of overhead by the  Distributor,  or for any other  purpose  other than for the  payments  described in this Section 3. The amount payable to the  Distributor  each quarter will be reduced to the extent that  reimbursement  payments  otherwise  permissible  under the Plan have not been  authorized  by the Board for that  quarter.  Any  unreimbursed  expenses incurred  for any quarter by the  Distributor  may not be  recovered  in later periods.

(b)   The Distributor shall make payments to any Recipient  quarterly,  within forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each business day, of Qualified  Holdings  owned  beneficially  or of record by the
Recipient or by its  Customers.  However,  no such  payments  shall be made to any  Recipient  for any such  quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum  amount  ("Minimum
Qualified  Holdings"),  if any,  to be set from time to time by a majority  of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            A majority  of the  Independent  Trustees  may at any time or from time to time  increase or decrease and  thereafter  adjust the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to exceed the rate
set  forth   above,   and/or   increase  or  decrease  the  number  of  shares
constituting  Minimum  Qualified  Holdings.  The Distributor  shall notify all
Recipients  of the  Minimum  Qualified  Holdings  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current prospectus shall constitute sufficient notice.

      (c)   Under  the  Plan,  payments  may be  made  to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by the Distributor (a subsidiary of OFI), from its own resources.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      -----------------------------------------
the selection or  replacement  of  Independent  Trustees and the nomination of those persons to be Trustees of the Fund who are not  "interested  persons" of the Fund shall be committed to the  discretion  of the  Independent  Trustees.
Nothing  herein shall prevent the  Independent  Trustees from  soliciting  the views or the  involvement  of others in such  selection or  nomination  if the final  decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
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provide  at least  quarterly  a  written  report to the  Fund's  Board for its review,  detailing the aggregate amount of payments made pursuant to this Plan and the  purposes  for which the  payments  were made.  The report shall state whether  all  provisions  of Section 3 of this Plan have been  complied  with.
The  Distributor  shall annually  certify to the Board the amount of its total expenses  incurred  that  year  with  respect  to  the  personal  service  and maintenance of Accounts in  conjunction  with the Board's annual review of the continuation of the Plan.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by  vote  of  a  majority  of  the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding voting securities of the Class, on not more than sixty days written  notice to any other party to the  agreement;
(ii)  such  agreement  shall  automatically  terminate  in  the  event  of its
"assignment"  (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its  Independent  Trustees  cast in person at a meeting called for the purpose of voting on such  agreement;  and (iv) it shall,  unless terminated as herein provided,  continue in effect from year to year  only so long as such  continuance  is  specifically  approved  at  least annually  by the  Board  and its  Independent  Trustees  cast in  person  at a meeting called for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the  Independent  Trustees  cast in  person  at a meeting  called on December 8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated as hereinafter  provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter from year to year thereafter or as the  Board  may  otherwise  determine  only so long  as  such  continuance  is specifically  approved  at least  annually  by the Board  and its  Independent
Trustees  by a vote  cast in person at a meeting  called  for the  purpose  of voting on such  continuance.  This Plan may be  terminated at any time by vote of a majority of the  Independent  Trustees or by the vote of the holders of a
"majority"  (as  defined  in the 1940 Act) of the  Fund's  outstanding  voting securities  of Class A. This Plan may not be  amended to  increase  materially
the  amount  of  payments  to  be  made  without   approval  of  the  Class  A
Shareholders,  in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Active Allocation Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class B Shares of

                           Active Allocation Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004,  by and between  Active  Allocation  Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan.  This Plan is the  Fund's  written  distribution  and  service
      ---------
plan for Class B shares of the Fund (the  "Shares"),  designed  to comply with the  provisions  of Rule  12b-1,  as it may be amended  from time to time (the
"Rule"),  under the Investment Company Act of 1940 (the "1940 Act").  Pursuant
to this Plan the Fund will  compensate  the  Distributor  for its  services in connection  with the  distribution  of Shares,  and the  personal  service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor  of securities of which it is the issuer,  pursuant to the Rule,  according to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the provisions  and  definitions  contained  in (i) the 1940  Act,  (ii) the Rule,
(iii)  Rule  2830  of  the  Conduct  Rules  of  the  National  Association  of
Securities  Dealers,  Inc.,  or any  amendment  or successor to such rule (the
"NASD  Conduct   Rules")  and  (iv)  any  conditions   pertaining   either  to
distribution-related  expenses or to a plan of  distribution to which the Fund is  subject  under any order on which the Fund  relies,  issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide administrative  support services and distribution  assistance services
to   the   Fund.   Such   services   include   distribution   assistance   and
administrative  support  services  rendered in connection with Shares (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of  another investment  company  for  which  the  Distributor  serves  as  distributor  or sub-distributor,  or (3) issued pursuant to a plan of  reorganization to which the Fund is a party.  If the Board  believes that the  Distributor  may not be
rendering  appropriate   distribution  assistance  or  administrative  support
services in connection with the sale of Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written  report or other information to verify that the Distributor is providing  appropriate  services in this regard.  For such services,  the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Services Fees. Within forty-five (45)
                 --------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the aggregate  amount of up to 0.75% on an annual basis of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the "Asset-Based  Sales Charge")  outstanding until such
Shares are  repurchased  or converted to another  class of shares of the Fund, provided,  however,  that a majority of the Independent  Trustees may, but are not obligated to, set a time period (the "Fund Maximum  Holding  Period") from time to time  for  such  payments.  Such  Asset-Based  Sales  Charge  payments
received  from  the  Fund  will   compensate  the  Distributor  for  providing
distribution assistance in connection with the sale of Shares.

            The  distribution  assistance to be rendered by the Distributor in connection  with the Shares  may  include,  but shall not be  limited  to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance
Service  Fee  Payments"  (as defined  below) in advance of,  and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement;  (ii)
paying  compensation  to and  expenses of  personnel  of the  Distributor  who support  distribution of Shares by Recipients;  (iii)  obtaining  financing or providing such financing  from its own  resources,  or from an affiliate,  for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed expenses  incurred in rendering  distribution  assistance  and  administrative support  services  to the Fund;  and (iv)  paying  other  direct  distribution
costs,   including   without   limitation  the  costs  of  sales   literature,
advertising  and  prospectuses  (other than those  prospectuses  furnished  to current  holders of the Fund's shares  ("Shareholders"))  and state "blue sky"
registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            -----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any such quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  All fee payments made by the  Distributor  hereunder are subject to reduction  or  chargeback  so that the  aggregate  service  fee  payments  and
Advance  Service  Fee  Payments  do not  exceed  the  limits  on  payments  to
Recipients  that  are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person  qualifies as a
Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In  consideration of the  administrative  support
                ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (i)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the  Recipient  or by its  Customers,  plus (ii)  service fee payments at a rate  not to  exceed  0.25%  on an  annual  basis of the  average  during  the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year.  At the  Distributor's  sole  option,  the  Advance
Service Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata  portion of such Advance
Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share repurchase  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge)
                  ------------------------------------------------------------
Payments.  In its sole discretion and  irrespective  of whichever  alternative
--------
method of making  service  fee  payments  to  Recipients  is  selected  by the
Distributor,  in addition the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter,  at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares  computed as of the close of each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  until such Shares are  repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority  of the  Independent
Trustees  may,  but are not  obligated  to, set a time period (the  "Recipient
Maximum  Holding  Period") for making such payments.  Distribution  assistance fee payments  shall be made only to Recipients  that are  registered  with the
SEC as a broker-dealer or are exempt from registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time  to  time  increase  or  decrease  the  rate  of  fees  to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  direct the  Distributor  to set,  eliminate or modify the Fund Maximum
Holding  Period,  any Minimum Holding  Period,  the Recipient  Maximum Holding
Period and/or any Minimum Qualified  Holdings and/or to split  requirements so that  different  time  periods  apply to shares  that are  afforded  different
shareholder   privileges  and  features.  The  Distributor  shall  notify  all
Recipients  of any Minimum  Qualified  Holdings,  Maximum  Holding  Period and
Minimum  Holding  Period  that  are  established  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current  prospectus,  Statement of  Additional  Information  or  supplement to either shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees and  charges  under  the NASD  Conduct  Rules  relating  to sales of shares of open-end funds.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan,  subject to the  limitations  set forth below.
It may be presumed  that a Recipient has provided  distribution  assistance or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
In the event that either the  Distributor  or the Board  should have reason to believe that,  notwithstanding  the level of Qualified  Holdings,  a Recipient may not be rendering  appropriate  distribution  assistance in connection with the sale of Shares or administrative  support services for Accounts,  then the
Distributor,  at the  request of the Board,  shall  require the  Recipient  to provide a written  report or other  information  to verify that said Recipient is  providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor  or the Board of Trustees  still is not satisfied after  the  receipt  of such  report,  either  may take  appropriate  steps to terminate  the  Recipient's  status as such  under the  Plan,  whereupon  such
Recipient's  rights as a third-party  beneficiary  hereunder shall  terminate.
Additionally,  in their  discretion,  a  majority  of the  Fund's  Independent
Trustees at any time may remove any broker,  dealer,  bank or other  person or entity as a  Recipient,  where  upon such  person's  or  entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate  or in any way make the
Fund liable to make any payment  whatsoever to any person or entity other than directly to the  Distributor.  The  Distributor  has no  obligation to pay any
Service  Fees  or  Distribution  Assistance  Fees  to  any  Recipient  if  the
Distributor  has  not  received   payment  of  Service  Fees  or  Distribution
Assistance Fees from the Fund.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      ----------------------------------------
the  selection  and  nomination  of persons to be Trustees of the Fund who are not  "interested  persons"  of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement  of others in such  selection or nominations as long as the final  decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination  shall be on not more  than  sixty  days'  written  notice  to any other  party  to the  agreement;  (iii)  such  agreement  shall  automatically terminate in the event of its  "assignment" (as defined in the 1940 Act); (iv)
such  agreement  shall go into effect when approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein provided,  continue in effect from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  B
Shareholders  at  a  meeting  called  for  that  purpose,   and  all  material
amendments  must be  approved  by a vote of the Board  and of the  Independent
Trustees.

      This Plan may be  terminated  at any time by vote of a  majority  of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Active Allocation Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class C Shares of

                           Active Allocation Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004,  by and between  Active  Allocation  Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      --------
for Class C shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the  Investment  Company Act of 1940 (the "1940 Act").  Pursuant to this
Plan the Fund will  compensate the  Distributor for its services in connection with the  distribution of Shares,  and the personal service and maintenance of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions contained in (i) the Fund's Registration  Statement,  (ii) the
1940 Act, (iii) the Rule,  (iv) Rule 2830 of the Conduct Rules of the National
Association  of  Securities  Dealers,  Inc.,  or any  applicable  amendment or successor  to such rule (the  "NASD  Conduct  Rules")  and (v) any  conditions
pertaining   either  to   distribution-related   expenses  or  to  a  plan  of
distribution  to which the Fund is  subject  under any order on which the Fund relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same  Shares  with  respect to the  payment of the  Asset-Based  Sales  Charge and/or the Service Fee (defined  below),  the Recipient which is the dealer of record on the Fund's books as  determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            ----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 ------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution  Assistance Fees (Asset-Based Sales Charge). The
                 --------------------------------------------------------
Fund may make payments of an  "Asset-Based  Sales Charge" of up to 0.0625% per
month  (0.75%  on an  annual  basis)  but  the  Board  has  initially  set the
Asset-Based  Sales Charge at a rate of 0.50% annually.  The Board may increase that  amount  to  up  to  0.75%  annually  without  the  further  approval  of shareholders  of Class C shares of the Fund.  Within  ten (10) days of the end of each  month,  the Fund  will  make  payments  in the  aggregate  amount  of
0.04666%  (0.50% on an annual  basis) of the  average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day.  Such  Asset-Based  Sales  Charge  payments  received  from the Fund will
compensate  the   Distributor   for  providing   distribution   assistance  in
connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            ----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any quarter in which its Qualified  Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"),  if any, that may be set from time to time by a majority of the  Independent  Trustees.  All fee payments  made by the  Distributor  hereunder  are subject to reduction or chargeback so that the aggregate  service fee payments and Advance Service Fee
Payments do not exceed the limits on payments to  Recipients  that are, or may be, imposed by the NASD Conduct Rules.  The Distributor may make Plan payments to any "affiliated  person" (as defined in the 1940 Act) of the Distributor if such  affiliated  person  qualifies as a Recipient or retain such  payments if the Distributor qualifies as a Recipient.

      In   consideration   of  the  services   provided  by  Recipients,   the
Distributor shall make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
--------
payments  to  Recipients  is  selected by the  Distributor,  in  addition  the
Distributor shall make distribution  assistance fee payments to each Recipient quarterly,  within  forty-five  (45)  days  after  the  end of  each  calendar quarter,  at a rate not to exceed  0.1875%  (0.75% on an annual  basis) of the average  during the  calendar  quarter  of the  aggregate  net asset  value of
Shares  computed as of the close of each business day  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers for a period  of more than one (1) year.  Alternatively,  at its sole  option, the Distributor may make  distribution  assistance fee payments to a Recipient quarterly,  at the rate  described  above,  on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers without  regard to the 1-year  holding period  described  above.  Distribution assistance fee payments  shall be made only to Recipients  that are registered with  the  SEC  as a  broker-dealer  or  are  exempt  from  registration.  The
Distributor  has  initially  set such  fees at a rate of  0.125%  per  quarter
(0.50% on an annual basis).

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor  or to any  Recipient,  but not to exceed  the  maximum  rates set forth above,  and/or (ii) direct the  Distributor  to increase or decrease any
Minimum  Holding  Period,  any  maximum  period  set  by  a  majority  of  the
Independent  Trustees  during  which fees will be paid on Shares  constituting
Qualified  Holdings owned  beneficially  or of record by a Recipient or by its
Customers (the "Maximum Holding Period"),  or Minimum Qualified Holdings.  The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such
provisions  in  a  supplement  or  Statement  of  Additional   Information  or
amendment  to or  revision  of  the  prospectus  or  Statement  of  Additional
Information of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees under the NASD Conduct Rules relating to sales of shares of open-end funds

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class C shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      --------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  C
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class C voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      ----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Active Allocation Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class N Shares of

                           Active Allocation Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004,  by and between  Active  Allocation  Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      ---------
for Class N shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor for its services in connection with the  distribution  of Shares,  and the  personal  service and  maintenance  of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions  contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830
of the Conduct Rules of the National Association of Securities Dealers,  Inc.,
or any  applicable  amendment  or  successor  to such rule (the "NASD  Conduct
Rules")  and (iv) any  conditions  pertaining  either to  distribution-related expenses or to a plan of  distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the U.S. Securities and
Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 -------------------------------------
days of the end of each  calendar  quarter,  the Fund may make payments in the aggregate  amount of up to 0.0625%  (0.25% on an annual  basis) of the average during that  calendar  quarter of the  aggregate net asset value of the Shares computed  as of the  close of each  business  day (the  "Service  Fee").  Such
Service Fee payments  received from the Fund will  compensate the  Distributor for providing  administrative  support services with respect to Accounts.  The administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the  aggregate  amount of up to  0.02083%  (0.25%  on an annual  basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the  "Asset-Based  Sales Charge").  Such
Asset-Based  Sales Charge payments  received from the Fund will compensate the
Distributor for providing distribution  assistance in connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

(b)   Payments to Recipients.  The Distributor is authorized under the Plan to
      -----------------------
pay Recipients (1)  distribution  assistance  fees for rendering  distribution assistance in  connection  with the sale of Shares and/or (2) service fees for rendering  administrative support services with respect to Accounts.  However, no such  payments  shall be made to any Recipient for any quarter in which its
Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent Trustees.  All fee payments made by the  Distributor  hereunder  are subject to reduction or chargeback so that the  aggregate  service fee payments  and Advance  Service Fee Payments do not exceed the limits on payments to  Recipients  that are, or may be,  imposed by the NASD  Conduct  Rules.  The  Distributor  may  make  Plan  payments  to any
"affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such affiliated  person  qualifies  as a Recipient  or retain such  payments if the
Distributor qualifies as a Recipient.

            In  consideration  of the  services  provided by  Recipients,  the
Distributor may make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor may make service fee payments to that Recipient  quarterly,  within forty-five
(45)  days  of the end of  each  calendar  quarter,  at a rate  not to  exceed
0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual  basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year. At the Distributor's  sole option,  Advance Service
Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata portion of such  Advance  Service
Fee Payments,  based on the ratio of the time such Shares were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
---------
payments to Recipients is selected by the  Distributor,  the Distributor  may, at its  sole  option,  make  distribution  assistance  fee  payments  to  each
Recipient  quarterly,  within  forty-five  (45)  days  after  the  end of each calendar  quarter,  at a rate not to exceed 0.0625% (0.25% on an annual basis)
of the average  during the calendar  quarter of the  aggregate net asset value of  Shares  computed  as of  the  close  of  each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers for a period of more than one (1) year.  Alternatively,  at its sole option,  the  Distributor may make  distribution  assistance fee payments to a
Recipient  quarterly,  at the rate  described  above,  on Shares  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  without  regard  to the  1-year  holding  period  described  above.
Distribution  assistance  fee payments  shall be made only to Recipients  that
are  registered  with  the  SEC  as  a   broker-dealer   or  are  exempt  from
registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  (ii)  direct the  Distributor  to  increase  or  decrease  any Minimum
Holding  Period,  any  maximum  period  set by a majority  of the  Independent
Trustees  during  which  fees  will be paid on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by a Recipient or by its Customers
(the  "Maximum  Holding   Period"),   or  Minimum  Qualified   Holdings.   The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such provisions  in a supplement  or amendment to or revision of the  prospectus of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or elimination  under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class N shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been approved by a vote of the Board and of its  Independent  Trustees cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  N
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
      Independent  Trustees or by the vote of the holders of a "majority"  (as defined  in the  1940  Act) of the  Fund's  outstanding  Class N  voting shares. In the event of such termination,  the Board and its Independent
      Trustees shall determine  whether the  Distributor  shall be entitled to payment  from the Fund of all or a portion of the Service Fee and/or the
      Asset-Based  Sales  Charge  in  respect  of  Shares  sold  prior  to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Active Allocation Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                         SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class A Shares of

                          Aggressive Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  SERVICE  PLAN AND  AGREEMENT  (the "Plan") is dated as of the 8th day of
December,  2004,  by and between  Aggressive  Investor  Fund (the  "Fund"),  a series of Oppenheimer  Portfolio  Series,  and  OppenheimerFunds  Distributor,
Inc. (the "Distributor").

1.    The Plan.  This Plan is the Fund's written  service plan for its Class A
      ---------
Shares  described  in the Fund's  registration  statement  as of the date this
Plan  takes  effect,  contemplated  by and to  comply  with  Rule  2830 of the
Conduct  Rules  of the  National  Association  of  Securities  Dealers,  Inc.,
pursuant to which the Fund will  reimburse  the  Distributor  for a portion of its costs incurred in connection with the personal  service and maintenance of shareholder  accounts  ("Accounts") that hold Class A Shares (the "Shares") of the Fund.  The Fund may be deemed to be acting as  distributor  of  securities of which  it is the  issuer,  pursuant  to Rule  12b-1  under  the  Investment
Company  Act of 1940 (the "1940  Act"),  according  to the terms of this Plan.
The  Distributor  is  authorized  under  the  Plan  to  pay  "Recipients,"  as hereinafter  defined,  for  rendering  services  and  for the  maintenance  of
Accounts.  Such  Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall  mean  any  broker,   dealer,   bank  or  other
institution  which: (i) has rendered  services in connection with the personal service and  maintenance of Accounts;  (ii) shall furnish the  Distributor (on behalf of the Fund) with such information as the Distributor  shall reasonably request to answer such  questions as may arise  concerning  such service;  and
(iii) has been  selected  by the  Distributor  to receive  payments  under the
Plan.  Notwithstanding  the  foregoing,  a  majority  of the  Fund's  Board of
Trustees  (the  "Board") who are not  "interested  persons" (as defined in the
1940  Act)  and who have no  direct  or  indirect  financial  interest  in the operation  of this  Plan or in any  agreements  relating  to  this  Plan  (the
"Independent   Trustees")  may  remove  any  broker,  dealer,  bank  or  other institution as a Recipient,  whereupon  such entity's  rights as a third-party beneficiary hereof shall terminate.

      (b)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such brokerage or other customers,  or investment advisory or other clients of such
Recipient  and/or  accounts  as to which  such  Recipient  is a  fiduciary  or custodian or  co-fiduciary or co-custodian  (collectively,  the  "Customers"), but in no event  shall  any  such  Shares  be  deemed  owned by more  than one
Recipient  for  purposes of this Plan.  In the event that two  entities  would otherwise qualify as Recipients as to the same Shares,  the Recipient which is the dealer of record on the Fund's  books shall be deemed the  Recipient as to such Shares for purposes of this Plan.

3.    Payments.
      ---------

      (a)   Under the Plan,  the Fund will make  payments to the  Distributor, within  forty-five  (45)  days  of the end of each  calendar  quarter,  in the amount of the lesser of: (i) 0.25% on an annual  basis of the  average  during the calendar quarter of the aggregate net asset value of the Shares,  computed as of the  close  of each  business  day,  or (ii)  the  Distributor's  actual expenses  under the Plan for that  quarter of the type  approved by the Board.
Notwithstanding  the  foregoing,  the  Fund  will  not  make  payments  to the
Distributor in excess of the amount the  Distributor  pays to Recipients.  The
Distributor  will use  such fee  received  from  the Fund in its  entirety  to reimburse  itself for payments to  Recipients  and for its other  expenditures and costs of the type approved by the Board  incurred in  connection  with the personal  service and maintenance of Accounts  including,  but not limited to, the services  described in the following  paragraph.  The Distributor may make
Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the
Distributor if such affiliated person qualifies as a Recipient.

            The services to be rendered by the  Distributor  and Recipients in connection  with the  personal  service and the  maintenance  of Accounts  may include,  but  shall not be  limited  to,  the  following:  answering  routine inquiries from the Recipient's  customers  concerning the Fund, providing such customers  with  information on their  investment in Shares,  assisting in the establishment  and maintenance of accounts or sub-accounts in the Fund, making the Fund's  investment  plans and  dividend  payment  options  available,  and providing  such  other  information  and  customer  liaison  services  and the maintenance  of  Accounts  as the  Distributor  or  the  Fund  may  reasonably
request.   It  may  be  presumed  that  a  Recipient  has  provided   services
qualifying  for  compensation  under the Plan if it has Qualified  Holdings of
Shares to  entitle it to  payments  under the Plan.  In the event that  either
the   Distributor   or  the  Board   should  have  reason  to  believe   that,
notwithstanding  the  level of  Qualified  Holdings,  a  Recipient  may not be rendering  appropriate services,  then the Distributor,  at the request of the
Board,  shall  require  the  Recipient  to  provide a written  report or other information  to verify that said Recipient is providing  appropriate  services in this  regard.  If the  Distributor  still  is not  satisfied,  it may  take appropriate steps to terminate the Recipient's  status as such under the Plan, whereupon such entity's  rights as a third-party  beneficiary  hereunder shall terminate.

            Payments  received by the Distributor from the Fund under the Plan will  not be used to pay any  interest  expense,  carrying  charges  or  other financial  costs,  or  allocation of overhead by the  Distributor,  or for any other  purpose  other than for the  payments  described in this Section 3. The amount payable to the  Distributor  each quarter will be reduced to the extent that  reimbursement  payments  otherwise  permissible  under the Plan have not been  authorized  by the Board for that  quarter.  Any  unreimbursed  expenses incurred  for any quarter by the  Distributor  may not be  recovered  in later periods.

(b)   The Distributor shall make payments to any Recipient  quarterly,  within forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each business day, of Qualified  Holdings  owned  beneficially  or of record by the
Recipient or by its  Customers.  However,  no such  payments  shall be made to any  Recipient  for any such  quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum  amount  ("Minimum
Qualified  Holdings"),  if any,  to be set from time to time by a majority  of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            A majority  of the  Independent  Trustees  may at any time or from time to time  increase or decrease and  thereafter  adjust the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to exceed the rate
set  forth   above,   and/or   increase  or  decrease  the  number  of  shares
constituting  Minimum  Qualified  Holdings.  The Distributor  shall notify all
Recipients  of the  Minimum  Qualified  Holdings  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current prospectus shall constitute sufficient notice.

      (c)   Under  the  Plan,  payments  may be  made  to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by the Distributor (a subsidiary of OFI), from its own resources.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      -----------------------------------------
the selection or  replacement  of  Independent  Trustees and the nomination of those persons to be Trustees of the Fund who are not  "interested  persons" of the Fund shall be committed to the  discretion  of the  Independent  Trustees.
Nothing  herein shall prevent the  Independent  Trustees from  soliciting  the views or the  involvement  of others in such  selection or  nomination  if the final  decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  at least  quarterly  a  written  report to the  Fund's  Board for its review,  detailing the aggregate amount of payments made pursuant to this Plan and the  purposes  for which the  payments  were made.  The report shall state whether  all  provisions  of Section 3 of this Plan have been  complied  with.
The  Distributor  shall annually  certify to the Board the amount of its total expenses  incurred  that  year  with  respect  to  the  personal  service  and maintenance of Accounts in  conjunction  with the Board's annual review of the continuation of the Plan.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by  vote  of  a  majority  of  the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding voting securities of the Class, on not more than sixty days written  notice to any other party to the  agreement;
(ii)  such  agreement  shall  automatically  terminate  in  the  event  of its
"assignment"  (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its  Independent  Trustees  cast in person at a meeting called for the purpose of voting on such  agreement;  and (iv) it shall,  unless terminated as herein provided,  continue in effect from year to year  only so long as such  continuance  is  specifically  approved  at  least annually  by the  Board  and its  Independent  Trustees  cast in  person  at a meeting called for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the  Independent  Trustees  cast in  person  at a meeting  called on December 8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated as hereinafter  provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter from year to year thereafter or as the  Board  may  otherwise  determine  only so long  as  such  continuance  is specifically  approved  at least  annually  by the Board  and its  Independent
Trustees  by a vote  cast in person at a meeting  called  for the  purpose  of voting on such  continuance.  This Plan may be  terminated at any time by vote of a majority of the  Independent  Trustees or by the vote of the holders of a
"majority"  (as  defined  in the 1940 Act) of the  Fund's  outstanding  voting securities  of Class A. This Plan may not be  amended to  increase  materially
the  amount  of  payments  to  be  made  without   approval  of  the  Class  A
Shareholders,  in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Aggressive Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class B Shares of

                          Aggressive Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004, by and between  Aggressive  Investor Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan.  This Plan is the  Fund's  written  distribution  and  service
      ---------
plan for Class B shares of the Fund (the  "Shares"),  designed  to comply with the  provisions  of Rule  12b-1,  as it may be amended  from time to time (the
"Rule"),  under the Investment Company Act of 1940 (the "1940 Act").  Pursuant
to this Plan the Fund will  compensate  the  Distributor  for its  services in connection  with the  distribution  of Shares,  and the  personal  service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor  of securities of which it is the issuer,  pursuant to the Rule,  according to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the provisions  and  definitions  contained  in (i) the 1940  Act,  (ii) the Rule,
(iii)  Rule  2830  of  the  Conduct  Rules  of  the  National  Association  of
Securities  Dealers,  Inc.,  or any  amendment  or successor to such rule (the
"NASD  Conduct   Rules")  and  (iv)  any  conditions   pertaining   either  to
distribution-related  expenses or to a plan of  distribution to which the Fund is  subject  under any order on which the Fund  relies,  issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide administrative  support services and distribution  assistance services
to   the   Fund.   Such   services   include   distribution   assistance   and
administrative  support  services  rendered in connection with Shares (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of  another investment  company  for  which  the  Distributor  serves  as  distributor  or sub-distributor,  or (3) issued pursuant to a plan of  reorganization to which the Fund is a party.  If the Board  believes that the  Distributor  may not be
rendering  appropriate   distribution  assistance  or  administrative  support
services in connection with the sale of Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written  report or other information to verify that the Distributor is providing  appropriate  services in this regard.  For such services,  the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Services Fees. Within forty-five (45)
                 --------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the aggregate  amount of up to 0.75% on an annual basis of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the "Asset-Based  Sales Charge")  outstanding until such
Shares are  repurchased  or converted to another  class of shares of the Fund, provided,  however,  that a majority of the Independent  Trustees may, but are not obligated to, set a time period (the "Fund Maximum  Holding  Period") from time to time  for  such  payments.  Such  Asset-Based  Sales  Charge  payments
received  from  the  Fund  will   compensate  the  Distributor  for  providing
distribution assistance in connection with the sale of Shares.

            The  distribution  assistance to be rendered by the Distributor in connection  with the Shares  may  include,  but shall not be  limited  to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance
Service  Fee  Payments"  (as defined  below) in advance of,  and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement;  (ii)
paying  compensation  to and  expenses of  personnel  of the  Distributor  who support  distribution of Shares by Recipients;  (iii)  obtaining  financing or providing such financing  from its own  resources,  or from an affiliate,  for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed expenses  incurred in rendering  distribution  assistance  and  administrative support  services  to the Fund;  and (iv)  paying  other  direct  distribution
costs,   including   without   limitation  the  costs  of  sales   literature,
advertising  and  prospectuses  (other than those  prospectuses  furnished  to current  holders of the Fund's shares  ("Shareholders"))  and state "blue sky"
registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            -----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any such quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  All fee payments made by the  Distributor  hereunder are subject to reduction  or  chargeback  so that the  aggregate  service  fee  payments  and
Advance  Service  Fee  Payments  do not  exceed  the  limits  on  payments  to
Recipients  that  are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person  qualifies as a
Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In  consideration of the  administrative  support
                ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (i)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the  Recipient  or by its  Customers,  plus (ii)  service fee payments at a rate  not to  exceed  0.25%  on an  annual  basis of the  average  during  the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year.  At the  Distributor's  sole  option,  the  Advance
Service Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata  portion of such Advance
Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share repurchase  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge)
                  ------------------------------------------------------------
Payments.  In its sole discretion and  irrespective  of whichever  alternative
--------
method of making  service  fee  payments  to  Recipients  is  selected  by the
Distributor,  in addition the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter,  at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares  computed as of the close of each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  until such Shares are  repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority  of the  Independent
Trustees  may,  but are not  obligated  to, set a time period (the  "Recipient
Maximum  Holding  Period") for making such payments.  Distribution  assistance fee payments  shall be made only to Recipients  that are  registered  with the
SEC as a broker-dealer or are exempt from registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time  to  time  increase  or  decrease  the  rate  of  fees  to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  direct the  Distributor  to set,  eliminate or modify the Fund Maximum
Holding  Period,  any Minimum Holding  Period,  the Recipient  Maximum Holding
Period and/or any Minimum Qualified  Holdings and/or to split  requirements so that  different  time  periods  apply to shares  that are  afforded  different
shareholder   privileges  and  features.  The  Distributor  shall  notify  all
Recipients  of any Minimum  Qualified  Holdings,  Maximum  Holding  Period and
Minimum  Holding  Period  that  are  established  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current  prospectus,  Statement of  Additional  Information  or  supplement to either shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees and  charges  under  the NASD  Conduct  Rules  relating  to sales of shares of open-end funds.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan,  subject to the  limitations  set forth below.
It may be presumed  that a Recipient has provided  distribution  assistance or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
In the event that either the  Distributor  or the Board  should have reason to believe that,  notwithstanding  the level of Qualified  Holdings,  a Recipient may not be rendering  appropriate  distribution  assistance in connection with the sale of Shares or administrative  support services for Accounts,  then the
Distributor,  at the  request of the Board,  shall  require the  Recipient  to provide a written  report or other  information  to verify that said Recipient is  providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor  or the Board of Trustees  still is not satisfied after  the  receipt  of such  report,  either  may take  appropriate  steps to terminate  the  Recipient's  status as such  under the  Plan,  whereupon  such
Recipient's  rights as a third-party  beneficiary  hereunder shall  terminate.
Additionally,  in their  discretion,  a  majority  of the  Fund's  Independent
Trustees at any time may remove any broker,  dealer,  bank or other  person or entity as a  Recipient,  where  upon such  person's  or  entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate  or in any way make the
Fund liable to make any payment  whatsoever to any person or entity other than directly to the  Distributor.  The  Distributor  has no  obligation to pay any
Service  Fees  or  Distribution  Assistance  Fees  to  any  Recipient  if  the
Distributor  has  not  received   payment  of  Service  Fees  or  Distribution
Assistance Fees from the Fund.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      ----------------------------------------
the  selection  and  nomination  of persons to be Trustees of the Fund who are not  "interested  persons"  of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement  of others in such  selection or nominations as long as the final  decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination  shall be on not more  than  sixty  days'  written  notice  to any other  party  to the  agreement;  (iii)  such  agreement  shall  automatically terminate in the event of its  "assignment" (as defined in the 1940 Act); (iv)
such  agreement  shall go into effect when approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein provided,  continue in effect from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  B
Shareholders  at  a  meeting  called  for  that  purpose,   and  all  material
amendments  must be  approved  by a vote of the Board  and of the  Independent
Trustees.

      This Plan may be  terminated  at any time by vote of a  majority  of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Aggressive Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class C Shares of

                          Aggressive Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004, by and between  Aggressive  Investor Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      --------
for Class C shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the  Investment  Company Act of 1940 (the "1940 Act").  Pursuant to this
Plan the Fund will  compensate the  Distributor for its services in connection with the  distribution of Shares,  and the personal service and maintenance of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions contained in (i) the Fund's Registration  Statement,  (ii) the
1940 Act, (iii) the Rule,  (iv) Rule 2830 of the Conduct Rules of the National
Association  of  Securities  Dealers,  Inc.,  or any  applicable  amendment or successor  to such rule (the  "NASD  Conduct  Rules")  and (v) any  conditions
pertaining   either  to   distribution-related   expenses  or  to  a  plan  of
distribution  to which the Fund is  subject  under any order on which the Fund relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same  Shares  with  respect to the  payment of the  Asset-Based  Sales  Charge and/or the Service Fee (defined  below),  the Recipient which is the dealer of record on the Fund's books as  determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            ----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 ------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution  Assistance Fees (Asset-Based Sales Charge). The
                 --------------------------------------------------------
Fund may make payments of an  "Asset-Based  Sales Charge" of up to 0.0625% per
month  (0.75%  on an  annual  basis)  but  the  Board  has  initially  set the
Asset-Based  Sales Charge at a rate of 0.50% annually.  The Board may increase that  amount  to  up  to  0.75%  annually  without  the  further  approval  of shareholders  of Class C shares of the Fund.  Within  ten (10) days of the end of each  month,  the Fund  will  make  payments  in the  aggregate  amount  of
0.04666%  (0.50% on an annual  basis) of the  average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day.  Such  Asset-Based  Sales  Charge  payments  received  from the Fund will
compensate  the   Distributor   for  providing   distribution   assistance  in
connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            ----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any quarter in which its Qualified  Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"),  if any, that may be set from time to time by a majority of the  Independent  Trustees.  All fee payments  made by the  Distributor  hereunder  are subject to reduction or chargeback so that the aggregate  service fee payments and Advance Service Fee
Payments do not exceed the limits on payments to  Recipients  that are, or may be, imposed by the NASD Conduct Rules.  The Distributor may make Plan payments to any "affiliated  person" (as defined in the 1940 Act) of the Distributor if such  affiliated  person  qualifies as a Recipient or retain such  payments if the Distributor qualifies as a Recipient.

      In   consideration   of  the  services   provided  by  Recipients,   the
Distributor shall make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
--------
payments  to  Recipients  is  selected by the  Distributor,  in  addition  the
Distributor shall make distribution  assistance fee payments to each Recipient quarterly,  within  forty-five  (45)  days  after  the  end of  each  calendar quarter,  at a rate not to exceed  0.1875%  (0.75% on an annual  basis) of the average  during the  calendar  quarter  of the  aggregate  net asset  value of
Shares  computed as of the close of each business day  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers for a period  of more than one (1) year.  Alternatively,  at its sole  option, the Distributor may make  distribution  assistance fee payments to a Recipient quarterly,  at the rate  described  above,  on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers without  regard to the 1-year  holding period  described  above.  Distribution assistance fee payments  shall be made only to Recipients  that are registered with  the  SEC  as a  broker-dealer  or  are  exempt  from  registration.  The
Distributor  has  initially  set such  fees at a rate of  0.125%  per  quarter
(0.50% on an annual basis).

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor  or to any  Recipient,  but not to exceed  the  maximum  rates set forth above,  and/or (ii) direct the  Distributor  to increase or decrease any
Minimum  Holding  Period,  any  maximum  period  set  by  a  majority  of  the
Independent  Trustees  during  which fees will be paid on Shares  constituting
Qualified  Holdings owned  beneficially  or of record by a Recipient or by its
Customers (the "Maximum Holding Period"),  or Minimum Qualified Holdings.  The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such
provisions  in  a  supplement  or  Statement  of  Additional   Information  or
amendment  to or  revision  of  the  prospectus  or  Statement  of  Additional
Information of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees under the NASD Conduct Rules relating to sales of shares of open-end funds

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class C shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      --------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  C
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class C voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      ----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Aggressive Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class N Shares of

                          Aggressive Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004, by and between  Aggressive  Investor Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      ---------
for Class N shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor for its services in connection with the  distribution  of Shares,  and the  personal  service and  maintenance  of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions  contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830
of the Conduct Rules of the National Association of Securities Dealers,  Inc.,
or any  applicable  amendment  or  successor  to such rule (the "NASD  Conduct
Rules")  and (iv) any  conditions  pertaining  either to  distribution-related expenses or to a plan of  distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the U.S. Securities and
Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 -------------------------------------
days of the end of each  calendar  quarter,  the Fund may make payments in the aggregate  amount of up to 0.0625%  (0.25% on an annual  basis) of the average during that  calendar  quarter of the  aggregate net asset value of the Shares computed  as of the  close of each  business  day (the  "Service  Fee").  Such
Service Fee payments  received from the Fund will  compensate the  Distributor for providing  administrative  support services with respect to Accounts.  The administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the  aggregate  amount of up to  0.02083%  (0.25%  on an annual  basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the  "Asset-Based  Sales Charge").  Such
Asset-Based  Sales Charge payments  received from the Fund will compensate the
Distributor for providing distribution  assistance in connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

(b)   Payments to Recipients.  The Distributor is authorized under the Plan to
      -----------------------
pay Recipients (1)  distribution  assistance  fees for rendering  distribution assistance in  connection  with the sale of Shares and/or (2) service fees for rendering  administrative support services with respect to Accounts.  However, no such  payments  shall be made to any Recipient for any quarter in which its
Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent Trustees.  All fee payments made by the  Distributor  hereunder  are subject to reduction or chargeback so that the  aggregate  service fee payments  and Advance  Service Fee Payments do not exceed the limits on payments to  Recipients  that are, or may be,  imposed by the NASD  Conduct  Rules.  The  Distributor  may  make  Plan  payments  to any
"affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such affiliated  person  qualifies  as a Recipient  or retain such  payments if the
Distributor qualifies as a Recipient.

            In  consideration  of the  services  provided by  Recipients,  the
Distributor may make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor may make service fee payments to that Recipient  quarterly,  within forty-five
(45)  days  of the end of  each  calendar  quarter,  at a rate  not to  exceed
0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual  basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year. At the Distributor's  sole option,  Advance Service
Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata portion of such  Advance  Service
Fee Payments,  based on the ratio of the time such Shares were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
---------
payments to Recipients is selected by the  Distributor,  the Distributor  may, at its  sole  option,  make  distribution  assistance  fee  payments  to  each
Recipient  quarterly,  within  forty-five  (45)  days  after  the  end of each calendar  quarter,  at a rate not to exceed 0.0625% (0.25% on an annual basis)
of the average  during the calendar  quarter of the  aggregate net asset value of  Shares  computed  as of  the  close  of  each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers for a period of more than one (1) year.  Alternatively,  at its sole option,  the  Distributor may make  distribution  assistance fee payments to a
Recipient  quarterly,  at the rate  described  above,  on Shares  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  without  regard  to the  1-year  holding  period  described  above.
Distribution  assistance  fee payments  shall be made only to Recipients  that
are  registered  with  the  SEC  as  a   broker-dealer   or  are  exempt  from
registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  (ii)  direct the  Distributor  to  increase  or  decrease  any Minimum
Holding  Period,  any  maximum  period  set by a majority  of the  Independent
Trustees  during  which  fees  will be paid on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by a Recipient or by its Customers
(the  "Maximum  Holding   Period"),   or  Minimum  Qualified   Holdings.   The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such provisions  in a supplement  or amendment to or revision of the  prospectus of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or elimination  under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class N shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been approved by a vote of the Board and of its  Independent  Trustees cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  N
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
      Independent  Trustees or by the vote of the holders of a "majority"  (as defined  in the  1940  Act) of the  Fund's  outstanding  Class N  voting shares. In the event of such termination,  the Board and its Independent
      Trustees shall determine  whether the  Distributor  shall be entitled to payment  from the Fund of all or a portion of the Service Fee and/or the
      Asset-Based  Sales  Charge  in  respect  of  Shares  sold  prior  to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Aggressive Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc

                                    By: /s/ James H. Ruff
                                    James H. Ruff
                                    President

                          SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class A Shares of

                         Conservative Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  SERVICE  PLAN AND  AGREEMENT  (the "Plan") is dated as of the 8th day of
December,  2004, by and between  Conservative  Investor  Fund (the "Fund"),  a series of Oppenheimer  Portfolio  Series,  and  OppenheimerFunds  Distributor,
Inc. (the "Distributor").

1.    The Plan.  This Plan is the Fund's written  service plan for its Class A
      ---------
Shares  described  in the Fund's  registration  statement  as of the date this
Plan  takes  effect,  contemplated  by and to  comply  with  Rule  2830 of the
Conduct  Rules  of the  National  Association  of  Securities  Dealers,  Inc.,
pursuant to which the Fund will  reimburse  the  Distributor  for a portion of its costs incurred in connection with the personal  service and maintenance of shareholder  accounts  ("Accounts") that hold Class A Shares (the "Shares") of the Fund.  The Fund may be deemed to be acting as  distributor  of  securities of which  it is the  issuer,  pursuant  to Rule  12b-1  under  the  Investment
Company  Act of 1940 (the "1940  Act"),  according  to the terms of this Plan.
The  Distributor  is  authorized  under  the  Plan  to  pay  "Recipients,"  as hereinafter  defined,  for  rendering  services  and  for the  maintenance  of
Accounts.  Such  Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall  mean  any  broker,   dealer,   bank  or  other
institution  which: (i) has rendered  services in connection with the personal service and  maintenance of Accounts;  (ii) shall furnish the  Distributor (on behalf of the Fund) with such information as the Distributor  shall reasonably request to answer such  questions as may arise  concerning  such service;  and
(iii) has been  selected  by the  Distributor  to receive  payments  under the
Plan.  Notwithstanding  the  foregoing,  a  majority  of the  Fund's  Board of
Trustees  (the  "Board") who are not  "interested  persons" (as defined in the
1940  Act)  and who have no  direct  or  indirect  financial  interest  in the operation  of this  Plan or in any  agreements  relating  to  this  Plan  (the
"Independent   Trustees")  may  remove  any  broker,  dealer,  bank  or  other institution as a Recipient,  whereupon  such entity's  rights as a third-party beneficiary hereof shall terminate.

      (b)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such brokerage or other customers,  or investment advisory or other clients of such
Recipient  and/or  accounts  as to which  such  Recipient  is a  fiduciary  or custodian or  co-fiduciary or co-custodian  (collectively,  the  "Customers"), but in no event  shall  any  such  Shares  be  deemed  owned by more  than one
Recipient  for  purposes of this Plan.  In the event that two  entities  would otherwise qualify as Recipients as to the same Shares,  the Recipient which is the dealer of record on the Fund's  books shall be deemed the  Recipient as to such Shares for purposes of this Plan.

3.    Payments.
      ---------

      (a)   Under the Plan,  the Fund will make  payments to the  Distributor, within  forty-five  (45)  days  of the end of each  calendar  quarter,  in the amount of the lesser of: (i) 0.25% on an annual  basis of the  average  during the calendar quarter of the aggregate net asset value of the Shares,  computed as of the  close  of each  business  day,  or (ii)  the  Distributor's  actual expenses  under the Plan for that  quarter of the type  approved by the Board.
Notwithstanding  the  foregoing,  the  Fund  will  not  make  payments  to the
Distributor in excess of the amount the  Distributor  pays to Recipients.  The
Distributor  will use  such fee  received  from  the Fund in its  entirety  to reimburse  itself for payments to  Recipients  and for its other  expenditures and costs of the type approved by the Board  incurred in  connection  with the personal  service and maintenance of Accounts  including,  but not limited to, the services  described in the following  paragraph.  The Distributor may make
Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the
Distributor if such affiliated person qualifies as a Recipient.

            The services to be rendered by the  Distributor  and Recipients in connection  with the  personal  service and the  maintenance  of Accounts  may include,  but  shall not be  limited  to,  the  following:  answering  routine inquiries from the Recipient's  customers  concerning the Fund, providing such customers  with  information on their  investment in Shares,  assisting in the establishment  and maintenance of accounts or sub-accounts in the Fund, making the Fund's  investment  plans and  dividend  payment  options  available,  and providing  such  other  information  and  customer  liaison  services  and the maintenance  of  Accounts  as the  Distributor  or  the  Fund  may  reasonably
request.   It  may  be  presumed  that  a  Recipient  has  provided   services
qualifying  for  compensation  under the Plan if it has Qualified  Holdings of
Shares to  entitle it to  payments  under the Plan.  In the event that  either
the   Distributor   or  the  Board   should  have  reason  to  believe   that,
notwithstanding  the  level of  Qualified  Holdings,  a  Recipient  may not be rendering  appropriate services,  then the Distributor,  at the request of the
Board,  shall  require  the  Recipient  to  provide a written  report or other information  to verify that said Recipient is providing  appropriate  services in this  regard.  If the  Distributor  still  is not  satisfied,  it may  take appropriate steps to terminate the Recipient's  status as such under the Plan, whereupon such entity's  rights as a third-party  beneficiary  hereunder shall terminate.

            Payments  received by the Distributor from the Fund under the Plan will  not be used to pay any  interest  expense,  carrying  charges  or  other financial  costs,  or  allocation of overhead by the  Distributor,  or for any other  purpose  other than for the  payments  described in this Section 3. The amount payable to the  Distributor  each quarter will be reduced to the extent that  reimbursement  payments  otherwise  permissible  under the Plan have not been  authorized  by the Board for that  quarter.  Any  unreimbursed  expenses incurred  for any quarter by the  Distributor  may not be  recovered  in later periods.

(b)   The Distributor shall make payments to any Recipient  quarterly,  within forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each business day, of Qualified  Holdings  owned  beneficially  or of record by the
Recipient or by its  Customers.  However,  no such  payments  shall be made to any  Recipient  for any such  quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum  amount  ("Minimum
Qualified  Holdings"),  if any,  to be set from time to time by a majority  of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            A majority  of the  Independent  Trustees  may at any time or from time to time  increase or decrease and  thereafter  adjust the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to exceed the rate
set  forth   above,   and/or   increase  or  decrease  the  number  of  shares
constituting  Minimum  Qualified  Holdings.  The Distributor  shall notify all
Recipients  of the  Minimum  Qualified  Holdings  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current prospectus shall constitute sufficient notice.

      (c)   Under  the  Plan,  payments  may be  made  to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by the Distributor (a subsidiary of OFI), from its own resources.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      -----------------------------------------
the selection or  replacement  of  Independent  Trustees and the nomination of those persons to be Trustees of the Fund who are not  "interested  persons" of the Fund shall be committed to the  discretion  of the  Independent  Trustees.
Nothing  herein shall prevent the  Independent  Trustees from  soliciting  the views or the  involvement  of others in such  selection or  nomination  if the final  decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  at least  quarterly  a  written  report to the  Fund's  Board for its review,  detailing the aggregate amount of payments made pursuant to this Plan and the  purposes  for which the  payments  were made.  The report shall state whether  all  provisions  of Section 3 of this Plan have been  complied  with.
The  Distributor  shall annually  certify to the Board the amount of its total expenses  incurred  that  year  with  respect  to  the  personal  service  and maintenance of Accounts in  conjunction  with the Board's annual review of the continuation of the Plan.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by  vote  of  a  majority  of  the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding voting securities of the Class, on not more than sixty days written  notice to any other party to the  agreement;
(ii)  such  agreement  shall  automatically  terminate  in  the  event  of its
"assignment"  (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its  Independent  Trustees  cast in person at a meeting called for the purpose of voting on such  agreement;  and (iv) it shall,  unless terminated as herein provided,  continue in effect from year to year  only so long as such  continuance  is  specifically  approved  at  least annually  by the  Board  and its  Independent  Trustees  cast in  person  at a meeting called for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the  Independent  Trustees  cast in  person  at a meeting  called on December 8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated as hereinafter  provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter from year to year thereafter or as the  Board  may  otherwise  determine  only so long  as  such  continuance  is specifically  approved  at least  annually  by the Board  and its  Independent
Trustees  by a vote  cast in person at a meeting  called  for the  purpose  of voting on such  continuance.  This Plan may be  terminated at any time by vote of a majority of the  Independent  Trustees or by the vote of the holders of a
"majority"  (as  defined  in the 1940 Act) of the  Fund's  outstanding  voting securities  of Class A. This Plan may not be  amended to  increase  materially
the  amount  of  payments  to  be  made  without   approval  of  the  Class  A
Shareholders,  in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Conservative Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class B Shares of

                         Conservative Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004, by and between Conservative Investor Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan.  This Plan is the  Fund's  written  distribution  and  service
      ---------
plan for Class B shares of the Fund (the  "Shares"),  designed  to comply with the  provisions  of Rule  12b-1,  as it may be amended  from time to time (the
"Rule"),  under the Investment Company Act of 1940 (the "1940 Act").  Pursuant
to this Plan the Fund will  compensate  the  Distributor  for its  services in connection  with the  distribution  of Shares,  and the  personal  service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor  of securities of which it is the issuer,  pursuant to the Rule,  according to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the provisions  and  definitions  contained  in (i) the 1940  Act,  (ii) the Rule,
(iii)  Rule  2830  of  the  Conduct  Rules  of  the  National  Association  of
Securities  Dealers,  Inc.,  or any  amendment  or successor to such rule (the
"NASD  Conduct   Rules")  and  (iv)  any  conditions   pertaining   either  to
distribution-related  expenses or to a plan of  distribution to which the Fund is  subject  under any order on which the Fund  relies,  issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide administrative  support services and distribution  assistance services
to   the   Fund.   Such   services   include   distribution   assistance   and
administrative  support  services  rendered in connection with Shares (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of  another investment  company  for  which  the  Distributor  serves  as  distributor  or sub-distributor,  or (3) issued pursuant to a plan of  reorganization to which the Fund is a party.  If the Board  believes that the  Distributor  may not be
rendering  appropriate   distribution  assistance  or  administrative  support
services in connection with the sale of Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written  report or other information to verify that the Distributor is providing  appropriate  services in this regard.  For such services,  the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Services Fees. Within forty-five (45)
                 --------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the aggregate  amount of up to 0.75% on an annual basis of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the "Asset-Based  Sales Charge")  outstanding until such
Shares are  repurchased  or converted to another  class of shares of the Fund, provided,  however,  that a majority of the Independent  Trustees may, but are not obligated to, set a time period (the "Fund Maximum  Holding  Period") from time to time  for  such  payments.  Such  Asset-Based  Sales  Charge  payments
received  from  the  Fund  will   compensate  the  Distributor  for  providing
distribution assistance in connection with the sale of Shares.

            The  distribution  assistance to be rendered by the Distributor in connection  with the Shares  may  include,  but shall not be  limited  to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance
Service  Fee  Payments"  (as defined  below) in advance of,  and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement;  (ii)
paying  compensation  to and  expenses of  personnel  of the  Distributor  who support  distribution of Shares by Recipients;  (iii)  obtaining  financing or providing such financing  from its own  resources,  or from an affiliate,  for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed expenses  incurred in rendering  distribution  assistance  and  administrative support  services  to the Fund;  and (iv)  paying  other  direct  distribution
costs,   including   without   limitation  the  costs  of  sales   literature,
advertising  and  prospectuses  (other than those  prospectuses  furnished  to current  holders of the Fund's shares  ("Shareholders"))  and state "blue sky"
registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            -----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any such quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  All fee payments made by the  Distributor  hereunder are subject to reduction  or  chargeback  so that the  aggregate  service  fee  payments  and
Advance  Service  Fee  Payments  do not  exceed  the  limits  on  payments  to
Recipients  that  are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person  qualifies as a
Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In  consideration of the  administrative  support
                ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (i)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the  Recipient  or by its  Customers,  plus (ii)  service fee payments at a rate  not to  exceed  0.25%  on an  annual  basis of the  average  during  the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year.  At the  Distributor's  sole  option,  the  Advance
Service Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata  portion of such Advance
Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share repurchase  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge)
                  ------------------------------------------------------------
Payments.  In its sole discretion and  irrespective  of whichever  alternative
--------
method of making  service  fee  payments  to  Recipients  is  selected  by the
Distributor,  in addition the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter,  at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares  computed as of the close of each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  until such Shares are  repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority  of the  Independent
Trustees  may,  but are not  obligated  to, set a time period (the  "Recipient
Maximum  Holding  Period") for making such payments.  Distribution  assistance fee payments  shall be made only to Recipients  that are  registered  with the
SEC as a broker-dealer or are exempt from registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time  to  time  increase  or  decrease  the  rate  of  fees  to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  direct the  Distributor  to set,  eliminate or modify the Fund Maximum
Holding  Period,  any Minimum Holding  Period,  the Recipient  Maximum Holding
Period and/or any Minimum Qualified  Holdings and/or to split  requirements so that  different  time  periods  apply to shares  that are  afforded  different
shareholder   privileges  and  features.  The  Distributor  shall  notify  all
Recipients  of any Minimum  Qualified  Holdings,  Maximum  Holding  Period and
Minimum  Holding  Period  that  are  established  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current  prospectus,  Statement of  Additional  Information  or  supplement to either shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees and  charges  under  the NASD  Conduct  Rules  relating  to sales of shares of open-end funds.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan,  subject to the  limitations  set forth below.
It may be presumed  that a Recipient has provided  distribution  assistance or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
In the event that either the  Distributor  or the Board  should have reason to believe that,  notwithstanding  the level of Qualified  Holdings,  a Recipient may not be rendering  appropriate  distribution  assistance in connection with the sale of Shares or administrative  support services for Accounts,  then the
Distributor,  at the  request of the Board,  shall  require the  Recipient  to provide a written  report or other  information  to verify that said Recipient is  providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor  or the Board of Trustees  still is not satisfied after  the  receipt  of such  report,  either  may take  appropriate  steps to terminate  the  Recipient's  status as such  under the  Plan,  whereupon  such
Recipient's  rights as a third-party  beneficiary  hereunder shall  terminate.
Additionally,  in their  discretion,  a  majority  of the  Fund's  Independent
Trustees at any time may remove any broker,  dealer,  bank or other  person or entity as a  Recipient,  where  upon such  person's  or  entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate  or in any way make the
Fund liable to make any payment  whatsoever to any person or entity other than directly to the  Distributor.  The  Distributor  has no  obligation to pay any
Service  Fees  or  Distribution  Assistance  Fees  to  any  Recipient  if  the
Distributor  has  not  received   payment  of  Service  Fees  or  Distribution
Assistance Fees from the Fund.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      ----------------------------------------
the  selection  and  nomination  of persons to be Trustees of the Fund who are not  "interested  persons"  of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement  of others in such  selection or nominations as long as the final  decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination  shall be on not more  than  sixty  days'  written  notice  to any other  party  to the  agreement;  (iii)  such  agreement  shall  automatically terminate in the event of its  "assignment" (as defined in the 1940 Act); (iv)
such  agreement  shall go into effect when approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein provided,  continue in effect from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  B
Shareholders  at  a  meeting  called  for  that  purpose,   and  all  material
amendments  must be  approved  by a vote of the Board  and of the  Independent
Trustees.

      This Plan may be  terminated  at any time by vote of a  majority  of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Conservative Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class C Shares of

                         Conservative Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004, by and between Conservative Investor Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      --------
for Class C shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the  Investment  Company Act of 1940 (the "1940 Act").  Pursuant to this
Plan the Fund will  compensate the  Distributor for its services in connection with the  distribution of Shares,  and the personal service and maintenance of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions contained in (i) the Fund's Registration  Statement,  (ii) the
1940 Act, (iii) the Rule,  (iv) Rule 2830 of the Conduct Rules of the National
Association  of  Securities  Dealers,  Inc.,  or any  applicable  amendment or successor  to such rule (the  "NASD  Conduct  Rules")  and (v) any  conditions
pertaining   either  to   distribution-related   expenses  or  to  a  plan  of
distribution  to which the Fund is  subject  under any order on which the Fund relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same  Shares  with  respect to the  payment of the  Asset-Based  Sales  Charge and/or the Service Fee (defined  below),  the Recipient which is the dealer of record on the Fund's books as  determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            ----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 ------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution  Assistance Fees (Asset-Based Sales Charge). The
                 --------------------------------------------------------
Fund may make payments of an  "Asset-Based  Sales Charge" of up to 0.0625% per
month  (0.75%  on an  annual  basis)  but  the  Board  has  initially  set the
Asset-Based  Sales Charge at a rate of 0.50% annually.  The Board may increase that  amount  to  up  to  0.75%  annually  without  the  further  approval  of shareholders  of Class C shares of the Fund.  Within  ten (10) days of the end of each  month,  the Fund  will  make  payments  in the  aggregate  amount  of
0.04666%  (0.50% on an annual  basis) of the  average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day.  Such  Asset-Based  Sales  Charge  payments  received  from the Fund will
compensate  the   Distributor   for  providing   distribution   assistance  in
connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            ----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any quarter in which its Qualified  Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"),  if any, that may be set from time to time by a majority of the  Independent  Trustees.  All fee payments  made by the  Distributor  hereunder  are subject to reduction or chargeback so that the aggregate  service fee payments and Advance Service Fee
Payments do not exceed the limits on payments to  Recipients  that are, or may be, imposed by the NASD Conduct Rules.  The Distributor may make Plan payments to any "affiliated  person" (as defined in the 1940 Act) of the Distributor if such  affiliated  person  qualifies as a Recipient or retain such  payments if the Distributor qualifies as a Recipient.

      In   consideration   of  the  services   provided  by  Recipients,   the
Distributor shall make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
--------
payments  to  Recipients  is  selected by the  Distributor,  in  addition  the
Distributor shall make distribution  assistance fee payments to each Recipient quarterly,  within  forty-five  (45)  days  after  the  end of  each  calendar quarter,  at a rate not to exceed  0.1875%  (0.75% on an annual  basis) of the average  during the  calendar  quarter  of the  aggregate  net asset  value of
Shares  computed as of the close of each business day  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers for a period  of more than one (1) year.  Alternatively,  at its sole  option, the Distributor may make  distribution  assistance fee payments to a Recipient quarterly,  at the rate  described  above,  on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers without  regard to the 1-year  holding period  described  above.  Distribution assistance fee payments  shall be made only to Recipients  that are registered with  the  SEC  as a  broker-dealer  or  are  exempt  from  registration.  The
Distributor  has  initially  set such  fees at a rate of  0.125%  per  quarter
(0.50% on an annual basis).

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor  or to any  Recipient,  but not to exceed  the  maximum  rates set forth above,  and/or (ii) direct the  Distributor  to increase or decrease any
Minimum  Holding  Period,  any  maximum  period  set  by  a  majority  of  the
Independent  Trustees  during  which fees will be paid on Shares  constituting
Qualified  Holdings owned  beneficially  or of record by a Recipient or by its
Customers (the "Maximum Holding Period"),  or Minimum Qualified Holdings.  The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such
provisions  in  a  supplement  or  Statement  of  Additional   Information  or
amendment  to or  revision  of  the  prospectus  or  Statement  of  Additional
Information of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees under the NASD Conduct Rules relating to sales of shares of open-end funds

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class C shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      --------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  C
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class C voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      ----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Conservative Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class N Shares of

                         Conservative Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004, by and between Conservative Investor Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      ---------
for Class N shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor for its services in connection with the  distribution  of Shares,  and the  personal  service and  maintenance  of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions  contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830
of the Conduct Rules of the National Association of Securities Dealers,  Inc.,
or any  applicable  amendment  or  successor  to such rule (the "NASD  Conduct
Rules")  and (iv) any  conditions  pertaining  either to  distribution-related expenses or to a plan of  distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the U.S. Securities and
Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 -------------------------------------
days of the end of each  calendar  quarter,  the Fund may make payments in the aggregate  amount of up to 0.0625%  (0.25% on an annual  basis) of the average during that  calendar  quarter of the  aggregate net asset value of the Shares computed  as of the  close of each  business  day (the  "Service  Fee").  Such
Service Fee payments  received from the Fund will  compensate the  Distributor for providing  administrative  support services with respect to Accounts.  The administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the  aggregate  amount of up to  0.02083%  (0.25%  on an annual  basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the  "Asset-Based  Sales Charge").  Such
Asset-Based  Sales Charge payments  received from the Fund will compensate the
Distributor for providing distribution  assistance in connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

(b)   Payments to Recipients.  The Distributor is authorized under the Plan to
      -----------------------
pay Recipients (1)  distribution  assistance  fees for rendering  distribution assistance in  connection  with the sale of Shares and/or (2) service fees for rendering  administrative support services with respect to Accounts.  However, no such  payments  shall be made to any Recipient for any quarter in which its
Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent Trustees.  All fee payments made by the  Distributor  hereunder  are subject to reduction or chargeback so that the  aggregate  service fee payments  and Advance  Service Fee Payments do not exceed the limits on payments to  Recipients  that are, or may be,  imposed by the NASD  Conduct  Rules.  The  Distributor  may  make  Plan  payments  to any
"affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such affiliated  person  qualifies  as a Recipient  or retain such  payments if the
Distributor qualifies as a Recipient.

            In  consideration  of the  services  provided by  Recipients,  the
Distributor may make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor may make service fee payments to that Recipient  quarterly,  within forty-five
(45)  days  of the end of  each  calendar  quarter,  at a rate  not to  exceed
0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual  basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year. At the Distributor's  sole option,  Advance Service
Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata portion of such  Advance  Service
Fee Payments,  based on the ratio of the time such Shares were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
---------
payments to Recipients is selected by the  Distributor,  the Distributor  may, at its  sole  option,  make  distribution  assistance  fee  payments  to  each
Recipient  quarterly,  within  forty-five  (45)  days  after  the  end of each calendar  quarter,  at a rate not to exceed 0.0625% (0.25% on an annual basis)
of the average  during the calendar  quarter of the  aggregate net asset value of  Shares  computed  as of  the  close  of  each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers for a period of more than one (1) year.  Alternatively,  at its sole option,  the  Distributor may make  distribution  assistance fee payments to a
Recipient  quarterly,  at the rate  described  above,  on Shares  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  without  regard  to the  1-year  holding  period  described  above.
Distribution  assistance  fee payments  shall be made only to Recipients  that
are  registered  with  the  SEC  as  a   broker-dealer   or  are  exempt  from
registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  (ii)  direct the  Distributor  to  increase  or  decrease  any Minimum
Holding  Period,  any  maximum  period  set by a majority  of the  Independent
Trustees  during  which  fees  will be paid on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by a Recipient or by its Customers
(the  "Maximum  Holding   Period"),   or  Minimum  Qualified   Holdings.   The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such provisions  in a supplement  or amendment to or revision of the  prospectus of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or elimination  under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class N shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been approved by a vote of the Board and of its  Independent  Trustees cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  N
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
      Independent  Trustees or by the vote of the holders of a "majority"  (as defined  in the  1940  Act) of the  Fund's  outstanding  Class N  voting shares. In the event of such termination,  the Board and its Independent
      Trustees shall determine  whether the  Distributor  shall be entitled to payment  from the Fund of all or a portion of the Service Fee and/or the
      Asset-Based  Sales  Charge  in  respect  of  Shares  sold  prior  to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Conservative Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc

                                    By: /s/ James H. Ruff
                                    James H. Ruff
                                    President

                          SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class A Shares of

                           Moderate Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  SERVICE  PLAN AND  AGREEMENT  (the "Plan") is dated as of the 8th day of
December,  2004, by and between Moderate Investor Fund (the "Fund"),  a series of Oppenheimer Portfolio Series, and OppenheimerFunds  Distributor,  Inc. (the
"Distributor").

1.    The Plan.  This Plan is the Fund's written  service plan for its Class A
      ---------
Shares  described  in the Fund's  registration  statement  as of the date this
Plan  takes  effect,  contemplated  by and to  comply  with  Rule  2830 of the
Conduct  Rules  of the  National  Association  of  Securities  Dealers,  Inc.,
pursuant to which the Fund will  reimburse  the  Distributor  for a portion of its costs incurred in connection with the personal  service and maintenance of shareholder  accounts  ("Accounts") that hold Class A Shares (the "Shares") of the Fund.  The Fund may be deemed to be acting as  distributor  of  securities of which  it is the  issuer,  pursuant  to Rule  12b-1  under  the  Investment
Company  Act of 1940 (the "1940  Act"),  according  to the terms of this Plan.
The  Distributor  is  authorized  under  the  Plan  to  pay  "Recipients,"  as hereinafter  defined,  for  rendering  services  and  for the  maintenance  of
Accounts.  Such  Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall  mean  any  broker,   dealer,   bank  or  other
institution  which: (i) has rendered  services in connection with the personal service and  maintenance of Accounts;  (ii) shall furnish the  Distributor (on behalf of the Fund) with such information as the Distributor  shall reasonably request to answer such  questions as may arise  concerning  such service;  and
(iii) has been  selected  by the  Distributor  to receive  payments  under the
Plan.  Notwithstanding  the  foregoing,  a  majority  of the  Fund's  Board of
Trustees  (the  "Board") who are not  "interested  persons" (as defined in the
1940  Act)  and who have no  direct  or  indirect  financial  interest  in the operation  of this  Plan or in any  agreements  relating  to  this  Plan  (the
"Independent   Trustees")  may  remove  any  broker,  dealer,  bank  or  other institution as a Recipient,  whereupon  such entity's  rights as a third-party beneficiary hereof shall terminate.

      (b)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such brokerage or other customers,  or investment advisory or other clients of such
Recipient  and/or  accounts  as to which  such  Recipient  is a  fiduciary  or custodian or  co-fiduciary or co-custodian  (collectively,  the  "Customers"), but in no event  shall  any  such  Shares  be  deemed  owned by more  than one
Recipient  for  purposes of this Plan.  In the event that two  entities  would otherwise qualify as Recipients as to the same Shares,  the Recipient which is the dealer of record on the Fund's  books shall be deemed the  Recipient as to such Shares for purposes of this Plan.

3.    Payments.
      ---------

      (a)   Under the Plan,  the Fund will make  payments to the  Distributor, within  forty-five  (45)  days  of the end of each  calendar  quarter,  in the amount of the lesser of: (i) 0.25% on an annual  basis of the  average  during the calendar quarter of the aggregate net asset value of the Shares,  computed as of the  close  of each  business  day,  or (ii)  the  Distributor's  actual expenses  under the Plan for that  quarter of the type  approved by the Board.
Notwithstanding  the  foregoing,  the  Fund  will  not  make  payments  to the
Distributor in excess of the amount the  Distributor  pays to Recipients.  The
Distributor  will use  such fee  received  from  the Fund in its  entirety  to reimburse  itself for payments to  Recipients  and for its other  expenditures and costs of the type approved by the Board  incurred in  connection  with the personal  service and maintenance of Accounts  including,  but not limited to, the services  described in the following  paragraph.  The Distributor may make
Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the
Distributor if such affiliated person qualifies as a Recipient.

            The services to be rendered by the  Distributor  and Recipients in connection  with the  personal  service and the  maintenance  of Accounts  may include,  but  shall not be  limited  to,  the  following:  answering  routine inquiries from the Recipient's  customers  concerning the Fund, providing such customers  with  information on their  investment in Shares,  assisting in the establishment  and maintenance of accounts or sub-accounts in the Fund, making the Fund's  investment  plans and  dividend  payment  options  available,  and providing  such  other  information  and  customer  liaison  services  and the maintenance  of  Accounts  as the  Distributor  or  the  Fund  may  reasonably
request.   It  may  be  presumed  that  a  Recipient  has  provided   services
qualifying  for  compensation  under the Plan if it has Qualified  Holdings of
Shares to  entitle it to  payments  under the Plan.  In the event that  either
the   Distributor   or  the  Board   should  have  reason  to  believe   that,
notwithstanding  the  level of  Qualified  Holdings,  a  Recipient  may not be rendering  appropriate services,  then the Distributor,  at the request of the
Board,  shall  require  the  Recipient  to  provide a written  report or other information  to verify that said Recipient is providing  appropriate  services in this  regard.  If the  Distributor  still  is not  satisfied,  it may  take appropriate steps to terminate the Recipient's  status as such under the Plan, whereupon such entity's  rights as a third-party  beneficiary  hereunder shall terminate.

            Payments  received by the Distributor from the Fund under the Plan will  not be used to pay any  interest  expense,  carrying  charges  or  other financial  costs,  or  allocation of overhead by the  Distributor,  or for any other  purpose  other than for the  payments  described in this Section 3. The amount payable to the  Distributor  each quarter will be reduced to the extent that  reimbursement  payments  otherwise  permissible  under the Plan have not been  authorized  by the Board for that  quarter.  Any  unreimbursed  expenses incurred  for any quarter by the  Distributor  may not be  recovered  in later periods.

(b)   The Distributor shall make payments to any Recipient  quarterly,  within forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each business day, of Qualified  Holdings  owned  beneficially  or of record by the
Recipient or by its  Customers.  However,  no such  payments  shall be made to any  Recipient  for any such  quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum  amount  ("Minimum
Qualified  Holdings"),  if any,  to be set from time to time by a majority  of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            A majority  of the  Independent  Trustees  may at any time or from time to time  increase or decrease and  thereafter  adjust the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to exceed the rate
set  forth   above,   and/or   increase  or  decrease  the  number  of  shares
constituting  Minimum  Qualified  Holdings.  The Distributor  shall notify all
Recipients  of the  Minimum  Qualified  Holdings  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current prospectus shall constitute sufficient notice.

      (c)   Under  the  Plan,  payments  may be  made  to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by the Distributor (a subsidiary of OFI), from its own resources.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      -----------------------------------------
the selection or  replacement  of  Independent  Trustees and the nomination of those persons to be Trustees of the Fund who are not  "interested  persons" of the Fund shall be committed to the  discretion  of the  Independent  Trustees.
Nothing  herein shall prevent the  Independent  Trustees from  soliciting  the views or the  involvement  of others in such  selection or  nomination  if the final  decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  at least  quarterly  a  written  report to the  Fund's  Board for its review,  detailing the aggregate amount of payments made pursuant to this Plan and the  purposes  for which the  payments  were made.  The report shall state whether  all  provisions  of Section 3 of this Plan have been  complied  with.
The  Distributor  shall annually  certify to the Board the amount of its total expenses  incurred  that  year  with  respect  to  the  personal  service  and maintenance of Accounts in  conjunction  with the Board's annual review of the continuation of the Plan.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by  vote  of  a  majority  of  the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding voting securities of the Class, on not more than sixty days written  notice to any other party to the  agreement;
(ii)  such  agreement  shall  automatically  terminate  in  the  event  of its
"assignment"  (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its  Independent  Trustees  cast in person at a meeting called for the purpose of voting on such  agreement;  and (iv) it shall,  unless terminated as herein provided,  continue in effect from year to year  only so long as such  continuance  is  specifically  approved  at  least annually  by the  Board  and its  Independent  Trustees  cast in  person  at a meeting called for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the  Independent  Trustees  cast in  person  at a meeting  called on December 8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated as hereinafter  provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter from year to year thereafter or as the  Board  may  otherwise  determine  only so long  as  such  continuance  is specifically  approved  at least  annually  by the Board  and its  Independent
Trustees  by a vote  cast in person at a meeting  called  for the  purpose  of voting on such  continuance.  This Plan may be  terminated at any time by vote of a majority of the  Independent  Trustees or by the vote of the holders of a
"majority"  (as  defined  in the 1940 Act) of the  Fund's  outstanding  voting securities  of Class A. This Plan may not be  amended to  increase  materially
the  amount  of  payments  to  be  made  without   approval  of  the  Class  A
Shareholders,  in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Moderate Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class B Shares of

                           Moderate Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004,  by and between  Moderate  Investor  Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan.  This Plan is the  Fund's  written  distribution  and  service
      ---------
plan for Class B shares of the Fund (the  "Shares"),  designed  to comply with the  provisions  of Rule  12b-1,  as it may be amended  from time to time (the
"Rule"),  under the Investment Company Act of 1940 (the "1940 Act").  Pursuant
to this Plan the Fund will  compensate  the  Distributor  for its  services in connection  with the  distribution  of Shares,  and the  personal  service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor  of securities of which it is the issuer,  pursuant to the Rule,  according to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the provisions  and  definitions  contained  in (i) the 1940  Act,  (ii) the Rule,
(iii)  Rule  2830  of  the  Conduct  Rules  of  the  National  Association  of
Securities  Dealers,  Inc.,  or any  amendment  or successor to such rule (the
"NASD  Conduct   Rules")  and  (iv)  any  conditions   pertaining   either  to
distribution-related  expenses or to a plan of  distribution to which the Fund is  subject  under any order on which the Fund  relies,  issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide administrative  support services and distribution  assistance services
to   the   Fund.   Such   services   include   distribution   assistance   and
administrative  support  services  rendered in connection with Shares (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of  another investment  company  for  which  the  Distributor  serves  as  distributor  or sub-distributor,  or (3) issued pursuant to a plan of  reorganization to which the Fund is a party.  If the Board  believes that the  Distributor  may not be
rendering  appropriate   distribution  assistance  or  administrative  support
services in connection with the sale of Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written  report or other information to verify that the Distributor is providing  appropriate  services in this regard.  For such services,  the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Services Fees. Within forty-five (45)
                 --------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the aggregate  amount of up to 0.75% on an annual basis of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the "Asset-Based  Sales Charge")  outstanding until such
Shares are  repurchased  or converted to another  class of shares of the Fund, provided,  however,  that a majority of the Independent  Trustees may, but are not obligated to, set a time period (the "Fund Maximum  Holding  Period") from time to time  for  such  payments.  Such  Asset-Based  Sales  Charge  payments
received  from  the  Fund  will   compensate  the  Distributor  for  providing
distribution assistance in connection with the sale of Shares.

            The  distribution  assistance to be rendered by the Distributor in connection  with the Shares  may  include,  but shall not be  limited  to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance
Service  Fee  Payments"  (as defined  below) in advance of,  and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement;  (ii)
paying  compensation  to and  expenses of  personnel  of the  Distributor  who support  distribution of Shares by Recipients;  (iii)  obtaining  financing or providing such financing  from its own  resources,  or from an affiliate,  for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed expenses  incurred in rendering  distribution  assistance  and  administrative support  services  to the Fund;  and (iv)  paying  other  direct  distribution
costs,   including   without   limitation  the  costs  of  sales   literature,
advertising  and  prospectuses  (other than those  prospectuses  furnished  to current  holders of the Fund's shares  ("Shareholders"))  and state "blue sky"
registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            -----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any such quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  All fee payments made by the  Distributor  hereunder are subject to reduction  or  chargeback  so that the  aggregate  service  fee  payments  and
Advance  Service  Fee  Payments  do not  exceed  the  limits  on  payments  to
Recipients  that  are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person  qualifies as a
Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In  consideration of the  administrative  support
                ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (i)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the  Recipient  or by its  Customers,  plus (ii)  service fee payments at a rate  not to  exceed  0.25%  on an  annual  basis of the  average  during  the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year.  At the  Distributor's  sole  option,  the  Advance
Service Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata  portion of such Advance
Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share repurchase  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge)
                  ------------------------------------------------------------
Payments.  In its sole discretion and  irrespective  of whichever  alternative
--------
method of making  service  fee  payments  to  Recipients  is  selected  by the
Distributor,  in addition the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter,  at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares  computed as of the close of each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  until such Shares are  repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority  of the  Independent
Trustees  may,  but are not  obligated  to, set a time period (the  "Recipient
Maximum  Holding  Period") for making such payments.  Distribution  assistance fee payments  shall be made only to Recipients  that are  registered  with the
SEC as a broker-dealer or are exempt from registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time  to  time  increase  or  decrease  the  rate  of  fees  to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  direct the  Distributor  to set,  eliminate or modify the Fund Maximum
Holding  Period,  any Minimum Holding  Period,  the Recipient  Maximum Holding
Period and/or any Minimum Qualified  Holdings and/or to split  requirements so that  different  time  periods  apply to shares  that are  afforded  different
shareholder   privileges  and  features.  The  Distributor  shall  notify  all
Recipients  of any Minimum  Qualified  Holdings,  Maximum  Holding  Period and
Minimum  Holding  Period  that  are  established  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current  prospectus,  Statement of  Additional  Information  or  supplement to either shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees and  charges  under  the NASD  Conduct  Rules  relating  to sales of shares of open-end funds.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan,  subject to the  limitations  set forth below.
It may be presumed  that a Recipient has provided  distribution  assistance or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
In the event that either the  Distributor  or the Board  should have reason to believe that,  notwithstanding  the level of Qualified  Holdings,  a Recipient may not be rendering  appropriate  distribution  assistance in connection with the sale of Shares or administrative  support services for Accounts,  then the
Distributor,  at the  request of the Board,  shall  require the  Recipient  to provide a written  report or other  information  to verify that said Recipient is  providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor  or the Board of Trustees  still is not satisfied after  the  receipt  of such  report,  either  may take  appropriate  steps to terminate  the  Recipient's  status as such  under the  Plan,  whereupon  such
Recipient's  rights as a third-party  beneficiary  hereunder shall  terminate.
Additionally,  in their  discretion,  a  majority  of the  Fund's  Independent
Trustees at any time may remove any broker,  dealer,  bank or other  person or entity as a  Recipient,  where  upon such  person's  or  entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate  or in any way make the
Fund liable to make any payment  whatsoever to any person or entity other than directly to the  Distributor.  The  Distributor  has no  obligation to pay any
Service  Fees  or  Distribution  Assistance  Fees  to  any  Recipient  if  the
Distributor  has  not  received   payment  of  Service  Fees  or  Distribution
Assistance Fees from the Fund.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect,
      ----------------------------------------
the  selection  and  nomination  of persons to be Trustees of the Fund who are not  "interested  persons"  of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement  of others in such  selection or nominations as long as the final  decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination  shall be on not more  than  sixty  days'  written  notice  to any other  party  to the  agreement;  (iii)  such  agreement  shall  automatically terminate in the event of its  "assignment" (as defined in the 1940 Act); (iv)
such  agreement  shall go into effect when approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein provided,  continue in effect from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  B
Shareholders  at  a  meeting  called  for  that  purpose,   and  all  material
amendments  must be  approved  by a vote of the Board  and of the  Independent
Trustees.

      This Plan may be  terminated  at any time by vote of a  majority  of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Moderate Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 Distribution and Service Plan and Agreement

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class C Shares of

                           Moderate Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004,  by and between  Moderate  Investor  Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      --------
for Class C shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the  Investment  Company Act of 1940 (the "1940 Act").  Pursuant to this
Plan the Fund will  compensate the  Distributor for its services in connection with the  distribution of Shares,  and the personal service and maintenance of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions contained in (i) the Fund's Registration  Statement,  (ii) the
1940 Act, (iii) the Rule,  (iv) Rule 2830 of the Conduct Rules of the National
Association  of  Securities  Dealers,  Inc.,  or any  applicable  amendment or successor  to such rule (the  "NASD  Conduct  Rules")  and (v) any  conditions
pertaining   either  to   distribution-related   expenses  or  to  a  plan  of
distribution  to which the Fund is  subject  under any order on which the Fund relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same  Shares  with  respect to the  payment of the  Asset-Based  Sales  Charge and/or the Service Fee (defined  below),  the Recipient which is the dealer of record on the Fund's books as  determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            ----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 ------------------------------------
days of the end of each calendar  quarter,  the Fund will make payments in the aggregate  amount of up to 0.25% on an annual basis of the average during that calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such  Service  Fee payments  received from the Fund will compensate the Distributor for providing administrative  support services with respect to Accounts.  The administrative support  services in connection  with  Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution  Assistance Fees (Asset-Based Sales Charge). The
                 --------------------------------------------------------
Fund may make payments of an  "Asset-Based  Sales Charge" of up to 0.0625% per
month  (0.75%  on an  annual  basis)  but  the  Board  has  initially  set the
Asset-Based  Sales Charge at a rate of 0.50% annually.  The Board may increase that  amount  to  up  to  0.75%  annually  without  the  further  approval  of shareholders  of Class C shares of the Fund.  Within  ten (10) days of the end of each  month,  the Fund  will  make  payments  in the  aggregate  amount  of
0.04666%  (0.50% on an annual  basis) of the  average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day.  Such  Asset-Based  Sales  Charge  payments  received  from the Fund will
compensate  the   Distributor   for  providing   distribution   assistance  in
connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
            ----------------------
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any quarter in which its Qualified  Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"),  if any, that may be set from time to time by a majority of the  Independent  Trustees.  All fee payments  made by the  Distributor  hereunder  are subject to reduction or chargeback so that the aggregate  service fee payments and Advance Service Fee
Payments do not exceed the limits on payments to  Recipients  that are, or may be, imposed by the NASD Conduct Rules.  The Distributor may make Plan payments to any "affiliated  person" (as defined in the 1940 Act) of the Distributor if such  affiliated  person  qualifies as a Recipient or retain such  payments if the Distributor qualifies as a Recipient.

      In   consideration   of  the  services   provided  by  Recipients,   the
Distributor shall make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed 0.25% on an annual basis of the average during the calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.25% on an annual  basis of the  average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than one
(1) year. At the Distributor's  sole option,  Advance Service Fee Payments may be made more often than  quarterly,  and sooner  than the end of the  calendar quarter.  In the event Shares are  redeemed  less than one year after the date such  Shares  were sold,  the  Recipient  is  obligated  to and will repay the
Distributor  on  demand  a pro  rata  portion  of  such  Advance  Service  Fee
Payments,  based on the  ratio of the time  such  Shares  were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
--------
payments  to  Recipients  is  selected by the  Distributor,  in  addition  the
Distributor shall make distribution  assistance fee payments to each Recipient quarterly,  within  forty-five  (45)  days  after  the  end of  each  calendar quarter,  at a rate not to exceed  0.1875%  (0.75% on an annual  basis) of the average  during the  calendar  quarter  of the  aggregate  net asset  value of
Shares  computed as of the close of each business day  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers for a period  of more than one (1) year.  Alternatively,  at its sole  option, the Distributor may make  distribution  assistance fee payments to a Recipient quarterly,  at the rate  described  above,  on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by the  Recipient or its Customers without  regard to the 1-year  holding period  described  above.  Distribution assistance fee payments  shall be made only to Recipients  that are registered with  the  SEC  as a  broker-dealer  or  are  exempt  from  registration.  The
Distributor  has  initially  set such  fees at a rate of  0.125%  per  quarter
(0.50% on an annual basis).

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor  or to any  Recipient,  but not to exceed  the  maximum  rates set forth above,  and/or (ii) direct the  Distributor  to increase or decrease any
Minimum  Holding  Period,  any  maximum  period  set  by  a  majority  of  the
Independent  Trustees  during  which fees will be paid on Shares  constituting
Qualified  Holdings owned  beneficially  or of record by a Recipient or by its
Customers (the "Maximum Holding Period"),  or Minimum Qualified Holdings.  The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such
provisions  in  a  supplement  or  Statement  of  Additional   Information  or
amendment  to or  revision  of  the  prospectus  or  Statement  of  Additional
Information of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees under the NASD Conduct Rules relating to sales of shares of open-end funds

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class C shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      --------------------------------------------------------
been  approved  by a vote of the Board and its  Independent  Trustees  cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  C
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class C voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      ----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.

                                    Moderate Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: /s/ James H. Ruff
                                        -----------------
                                    James H. Ruff
                                    President

                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     with

                      OppenheimerFunds Distributor, Inc.

                            For Class N Shares of

                           Moderate Investor Fund,
                   a series of Oppenheimer Portfolio Series

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 8th day of December,  2004,  by and between  Moderate  Investor  Fund (the
"Fund"),  a series  of  Oppenheimer  Portfolio  Series,  and  OppenheimerFunds
Distributor, Inc. (the "Distributor").

1.    The Plan. This Plan is the Fund's written  distribution and service plan
      ---------
for Class N shares of the Fund (the  "Shares"),  designed  to comply  with the provisions  of Rule 12b-1 as it may be amended  from time to time (the "Rule")
under the Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor for its services in connection with the  distribution  of Shares,  and the  personal  service and  maintenance  of shareholder  accounts  that  hold  Shares  ("Accounts").  The  Fund may act as distributor  of  securities  of which it is the issuer,  pursuant to the Rule, according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted  and defined in a manner  consistent  with the provisions and definitions  contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830
of the Conduct Rules of the National Association of Securities Dealers,  Inc.,
or any  applicable  amendment  or  successor  to such rule (the "NASD  Conduct
Rules")  and (iv) any  conditions  pertaining  either to  distribution-related expenses or to a plan of  distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the U.S. Securities and
Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

      (c)   "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

      (d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially  or of  record  by:  (i)  such  Recipient,  or  (ii)  such
Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for purposes of this Plan. In the event that more than one person or entity  would  otherwise  qualify as  Recipients  as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the  Recipient as to such
Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a)   Payments to the  Distributor.  In  consideration  of the  payments
            -----------------------------
made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide  administrative  support  services  and  distribution  services to the
Fund.  Such  services  include  distribution   assistance  and  administrative
support  services  rendered  in  connection  with  Shares (1) sold in purchase transactions,  (2) issued in exchange for shares of another investment company for which the  Distributor  serves as distributor or  sub-distributor,  or (3)
issued pursuant to a plan of  reorganization  to which the Fund is a party. If the Board  believes  that the  Distributor  may not be  rendering  appropriate distribution  assistance or administrative support services in connection with the sale of Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written  report or other  information  to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

            (i)  Administrative  Support Service Fees.  Within forty-five (45)
                 -------------------------------------
days of the end of each  calendar  quarter,  the Fund may make payments in the aggregate  amount of up to 0.0625%  (0.25% on an annual  basis) of the average during that  calendar  quarter of the  aggregate net asset value of the Shares computed  as of the  close of each  business  day (the  "Service  Fee").  Such
Service Fee payments  received from the Fund will  compensate the  Distributor for providing  administrative  support services with respect to Accounts.  The administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
                  ------------------------------------------------------------
Within ten (10) days of the end of each month,  the Fund will make payments in the  aggregate  amount of up to  0.02083%  (0.25%  on an annual  basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the  "Asset-Based  Sales Charge").  Such
Asset-Based  Sales Charge payments  received from the Fund will compensate the
Distributor for providing distribution  assistance in connection with the sale of Shares.

            The  distribution  assistance  services  to  be  rendered  by  the
Distributor  in  connection  with the  Shares  may  include,  but shall not be limited  to,  the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee  Payments"  (as  defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support distribution of Shares by Recipients;  (iii) obtaining financing or  providing  such  financing  from its own  resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's unreimbursed  expenses  incurred  in  rendering  distribution  assistance  and administrative  support  services to the Fund;  and (iv) paying  other  direct
distribution   costs,   including  without   limitation  the  costs  of  sales
literature,  advertising  and  prospectuses  (other  than  those  prospectuses furnished to current holders of the Fund's shares  ("Shareholders")) and state
"blue sky" registration expenses.

(b)   Payments to Recipients.  The Distributor is authorized under the Plan to
      -----------------------
pay Recipients (1)  distribution  assistance  fees for rendering  distribution assistance in  connection  with the sale of Shares and/or (2) service fees for rendering  administrative support services with respect to Accounts.  However, no such  payments  shall be made to any Recipient for any quarter in which its
Qualified  Holdings do not equal or exceed,  at the end of such  quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent Trustees.  All fee payments made by the  Distributor  hereunder  are subject to reduction or chargeback so that the  aggregate  service fee payments  and Advance  Service Fee Payments do not exceed the limits on payments to  Recipients  that are, or may be,  imposed by the NASD  Conduct  Rules.  The  Distributor  may  make  Plan  payments  to any
"affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such affiliated  person  qualifies  as a Recipient  or retain such  payments if the
Distributor qualifies as a Recipient.

            In  consideration  of the  services  provided by  Recipients,  the
Distributor may make the following payments to Recipients:

            (i)  Service  Fee.  In  consideration  of  administrative  support
                 ------------
services  provided by a Recipient during a calendar  quarter,  the Distributor may make service fee payments to that Recipient  quarterly,  within forty-five
(45)  days  of the end of  each  calendar  quarter,  at a rate  not to  exceed
0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the  Recipient  or by its  Customers  for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (A)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual  basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year. At the Distributor's  sole option,  Advance Service
Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata portion of such  Advance  Service
Fee Payments,  based on the ratio of the time such Shares were held to one (1)
year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales  Charge)
                  ------------------------------------------------------------
Payments.  Irrespective of whichever  alternative method of making service fee
---------
payments to Recipients is selected by the  Distributor,  the Distributor  may, at its  sole  option,  make  distribution  assistance  fee  payments  to  each
Recipient  quarterly,  within  forty-five  (45)  days  after  the  end of each calendar  quarter,  at a rate not to exceed 0.0625% (0.25% on an annual basis)
of the average  during the calendar  quarter of the  aggregate net asset value of  Shares  computed  as of  the  close  of  each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers for a period of more than one (1) year.  Alternatively,  at its sole option,  the  Distributor may make  distribution  assistance fee payments to a
Recipient  quarterly,  at the rate  described  above,  on Shares  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  without  regard  to the  1-year  holding  period  described  above.
Distribution  assistance  fee payments  shall be made only to Recipients  that
are  registered  with  the  SEC  as  a   broker-dealer   or  are  exempt  from
registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time to time  (i)  increase  or  decrease  the  rate of fees to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  (ii)  direct the  Distributor  to  increase  or  decrease  any Minimum
Holding  Period,  any  maximum  period  set by a majority  of the  Independent
Trustees  during  which  fees  will be paid on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by a Recipient or by its Customers
(the  "Maximum  Holding   Period"),   or  Minimum  Qualified   Holdings.   The
Distributor  shall notify all  Recipients of any Minimum  Qualified  Holdings,
Maximum  Holding Period and Minimum  Holding Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in  these  provisions.  Inclusion  of  such  provisions  or a  change  in such provisions  in a supplement  or amendment to or revision of the  prospectus of the Fund shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or elimination  under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed  that a Recipient  has  provided  distribution  assistance  or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
If either the  Distributor  or the Board  believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be  rendering  appropriate
distribution   assistance   in   connection   with  the  sale  of   Shares  or
administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said  Recipient is providing  appropriate distribution  assistance and/or services in this regard. If the Distributor or the  Board of  Trustees  still is not  satisfied  after  the  receipt  of such report,  either may take appropriate steps to terminate the Recipient's status as a  Recipient  under  the  Plan,  whereupon  such  Recipient's  rights  as a third-party  beneficiary  hereunder shall  terminate.  Additionally,  in their discretion  a majority  of the  Fund's  Independent  Trustees  at any time may remove any  broker,  dealer,  bank or other  person or entity as a  Recipient, whereupon  such  person's  or  entity's  rights as a  third-party  beneficiary hereof  shall  terminate.  Notwithstanding  any other  provision of this Plan, this Plan  does not  obligate  or in any way make the Fund  liable to make any payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or
Distribution  Assistance  Fees to any  Recipient  if the  Distributor  has not
received  payment of Service  Fees or  Distribution  Assistance  Fees from the
Fund.

4.    Selection and Nomination of Trustees.  While this Plan is in effect, the
      ------------------------------------
selection  and  nomination  of persons to be  Trustees of the Fund who are not
"interested  persons"  of  the  Fund   ("Disinterested   Trustees")  shall  be
committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall
      -------
provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in
      -------------------
writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  voting Class N shares;  (ii) such termination  shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement shall automatically terminate in the  event of its  "assignment"  (as  defined  in the  1940  Act);  (iv)  such agreement  shall go into effect  when  approved by a vote of the Board and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein  provided,  continue  in effect  from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination and Amendment.  This Plan has
      ---------------------------------------------------------
been approved by a vote of the Board and of its  Independent  Trustees cast in person at a meeting  called on  December  8, 2004 for the purpose of voting on this Plan and shall take effect as of the date first set forth  above.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved  at  least  annually  by a vote  of the  Board  and its
Independent  Trustees  cast in person at a meeting  called for the  purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  N
Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be  terminated  at any time by a vote of a majority of the
      Independent  Trustees or by the vote of the holders of a "majority"  (as defined  in the  1940  Act) of the  Fund's  outstanding  Class N  voting shares. In the event of such termination,  the Board and its Independent
      Trustees shall determine  whether the  Distributor  shall be entitled to payment  from the Fund of all or a portion of the Service Fee and/or the
      Asset-Based  Sales  Charge  in  respect  of  Shares  sold  prior  to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the  provisions  of the  Declaration  of  Trust  of  the  Fund  disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Moderate Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                    Robert G. Zack
                                    Secretary

                                    OppenheimerFunds Distributor, Inc

                                    By: /s/ James H. Ruff
                                    James H. Ruff
                                    President